Note 6. Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill Disclosure [Text Block]
6.	GOODWILL

As of December 31, 2011 and 2010, goodwill had a gross carrying amount of $1.6 million and an accumulated amortization amount of $0.3 million resulting in a net carrying value of $1.3 million.

The carrying value of goodwill was tested for impairment in the fourth quarter of 2011 per Accounting Standards Update 2011-08, Intangibles – Goodwill and Other Topics (Topic 350), Testing Goodwill for Impairment issued in September 2011.  The Company assessed relevant events and circumstances that occurred during 2011 such as macroeconomic conditions in the U.S., industry and market considerations, overall financial performance and other relevant Bank-specific events. Based on this analysis, it was determined that it was not more likely than not that the fair value of the reporting unit was less than its carrying amount, therefore no goodwill impairment loss was recognized.